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                                                                   EXHIBIT 10.31

                                                                     Schedule II

                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (this "AGREEMENT"), dated as of November 25, 1998, is entered into by and among MARKETSPAN CORPORATION d/b/a KEYSPAN ENERGY CORP. ("SUBORDINATED CREDITOR"), THE HOUSTON EXPLORATION COMPANY ("DEBTOR") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as agent ("AGENT") for itself and each of the other banks or lending institutions (the "BANKS") that is now or hereafter becomes a party to the Credit Agreement (hereinafter defined).

                             PRELIMINARY STATEMENTS:

         A. The Debtor, the Agent and the Banks are parties to that certain Credit Agreement dated as of July 2, 1996, as amended by a First Amendment to Credit Agreement and Security Agreement dated as of August 30, 1996, a Second Amendment to Credit Agreement dated as of August 4, 1997, a Third Amendment to Credit Agreement dated as of February 12, 1998 (and as further amended from time to time, the "CREDIT AGREEMENT") under the terms of which the Banks agreed to make available to the Debtor a revolving line of credit not to exceed, in the aggregate, $150,000,000.00 at any one time outstanding.

         B. Debtor is indebted to Subordinated Creditor and/or may become indebted to Subordinated Creditor. All indebtedness now owing, and all other indebtedness, liabilities or obligations of Debtor to Subordinated Creditor, now or hereafter existing (whether created directly or acquired by assignment or otherwise; whether evidenced by a note or otherwise; whether absolute or contingent; whether joint, several or independent; whether arising by operation of law or otherwise), including, without limitation, that certain loan from Subordinated Creditor to Debtor in the original principal amount of up to $150,000,000.00, as same may be renewed, consolidated, amended, extended, or otherwise modified plus interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter referred to as the "SUBORDINATED DEBT" of Subordinated Creditor; and

         WHEREAS, it is a condition precedent to the consent by the Banks to the creation of the Subordinated Debt that Subordinated Creditor and Debtor shall have executed and delivered this Agreement to Agent.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to consent to the creation and existence of the Subordinated Debt, Subordinated Creditor and Debtor hereby agree as follows:

SECTION 1. All capitalized terms used herein (including in the preliminary statements hereof) and not otherwise defined shall have the meanings set forth in the Credit Agreement.

SECTION 2. Agreement to Subordinate. Subordinated Creditor and Debtor agree that the payment of the principal of, and interest on, and all other amounts owing in respect of the Subordinated Debt is and shall be hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all indebtedness, liabilities and obligations of the Debtor arising under or in conjunction with the Credit Agreement, Notes, Letter of Credit Agreements or any other document or instrument executed in connection therewith (collectively the "LOAN DOCUMENTS") whether now or hereafter existing, whether for principal, interest (including without limitation interest accruing after the commencement of any proceeding referred to in Section 3), or whether fees, expenses or otherwise (all such obligations being the "SENIOR INDEBTEDNESS").

SECTION 3.A No Payment on the Subordinated Debt. (a) No payment shall be made by Debtor, directly or indirectly, in respect of the principal of, or interest (except as provided in 3.B) or premium on, or otherwise owing in respect of, the Subordinated Debt, and Subordinated Creditor shall not ask, demand, sue for, take any action to enforce, take or receive, directly or indirectly, in cash or other property, by sale, set-off or in any

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other manner whatsoever any amounts owing in respect of the Subordinated Debt, unless and until all Senior Indebtedness has been paid in full and no commitment is in existence to advance or create Senior Indebtedness; and (b) in the event that, notwithstanding the provisions of the preceding subsection (a) of this
Section 3.A, Debtor shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, the Subordinated Debt while Senior Indebtedness has not been paid in full or while a commitment is in existence to advance or create any Senior Indebtedness, such payment shall be segregated from other funds and property of Subordinated Creditor and held by the Subordinated Creditor, in trust for the benefit of, and shall forthwith be paid over and delivered to, Agent (with any necessary endorsement) for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness or held as collateral in the case of non cash property for the payment of the Senior Indebtedness. B. INTEREST ON SUBORDINATED DEBT PRIOR TO DEFAULT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN 3.A SO LONG AS THERE SHALL EXIST NO DEFAULT UNDER THE SENIOR INDEBTEDNESS OR EVENT OF DEFAULT AS DEFINED IN ANY OF THE LOAN DOCUMENTS, DEBTOR MAY MAKE, AND SUBORDINATED CREDITOR MAY RECEIVE AND RETAIN FOR ITS OWN ACCOUNT, REGULARLY SCHEDULED ACCRUED INTEREST PAYMENTS AS AND WHEN SUCH INTEREST PAYMENTS ARE DUE ON THE SUBORDINATED NOTE, AND EACH OF DEBTOR AND SUBORDINATED CREDITOR SHALL MAINTAIN RECORDS WITH RESPECT TO SUCH INTEREST PAYMENTS AND UPON THE HAPPENING OF ANY EVENT OF DEFAULT AND DURING THE EXISTENCE OF ANY DEFAULT, DEBTOR SHALL HAVE NO RIGHT TO MAKE, AND SUBORDINATED CREDITOR SHALL CEASE TO HAVE THE RIGHT TO RECEIVE AND RETAIN SUCH INTEREST PAYMENTS.


SECTION 4. In Furtherance of Subordination. (a) Upon any distribution of all or any of the assets of Debtor (whether in connection with the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of Debtor or its debts or whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or whether upon an assignment for the benefit of creditors or otherwise) the following provisions shall apply: (i) Agent shall first be entitled to receive payment in full of the principal thereof, premium, if any, and interest (including post-petition interest) due thereon before Subordinated Creditor or the holder of the Subordinated Debt is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of the Subordinated Debt; (ii) any payment, dividend or distribution of assets of Debtor of any kind or character, whether in cash, property or securities to which Subordinated Creditor or the holder of the Subordinated Debt would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to Agent, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid; (iii) in any such proceeding, Agent is hereby irrevocably authorized and empowered (in the name of Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in clauses (i) and (ii) of subsection (a) above and given acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent; (iv) in any proceeding, Subordinated Creditor shall duly and promptly take such action to the extent, and only to the extent as Agent may expressly request: (A) to collect the Subordinated Debt for the account of Agent and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute and deliver to Agent such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt; and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt; and (v) in any such proceeding, Subordinated Creditor shall not have any right to setoff against the Subordinated Debt any indebtedness owned by Subordinated Creditor to Debtor (including, without limitation, any right of setoff under Section 553 of the Bankruptcy Code), and Subordinated Creditor hereby irrevocably agrees, to the fullest extent permitted by law, that it will not exercise (and herein waives) any right of setoff. If the foregoing waivers are adjudicated unenforceable by a court of competent jurisdiction, then Subordinated Creditor agrees that, in the event that Subordinated Creditor exercises any right of setoff in any such proceeding, Subordinated Creditor will pay directly to Agent, an amount equal to the amount of Subordinated


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Debt which was so setoff, for application to such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full; (b) in the event that, notwithstanding the foregoing provisions of this Section 4, any payment or distribution of assets of Debtor of any kind or character, whether in cash, property or securities, shall be received by Subordinated Creditor on account of principal or interest on Subordinated Debt before all Senior Indebtedness is paid in full, or effective provision shall have been made for its payment, such payment or distribution shall be received shall be paid over to Agent, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full; and (c) Agent is hereby authorized to demand specific performance of this Agreement, whether or not Debtor shall have complied with any of the provisions hereof applicable to it, at any time when Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

SECTION 5. Subordination of all Liens. Subordinated Creditor agrees that it will not hold any lien or security interest in any real or personal property as security for the Subordinated Debt unless the Agent has given its prior written consent to the creation thereof. In the event any Subordinated Creditor shall acquire any lien or security interest as security for Subordinated Debt, regardless of whether such lien or security interest is permitted or prohibited by this Agreement or the Loan Documents, the Subordinated Creditor will hold such lien or security interest for the benefit of the Agent and shall enforce such lien or security interest in accordance with the written instructions of the Agent. Any cash or other property received on account of any lien or security interest securing the Subordinated Debt shall be delivered to the Agent and, in the case of cash, applied to, or, in the case of other property, held as collateral for, the Senior Indebtedness. To the extent that any Subordinated Debt is now or hereafter secured by a lien or security interest (a "SUBORDINATE LIEN") against any real or personal property that is also subject to a lien or security interest securing the Senior Indebtedness (a "SENIOR LIEN"), the Subordinated Creditor agrees that such Subordinate Lien shall be second, junior and subordinate to such Senior Lien and such Senior Lien shall be first and prior to such Subordinate Lien. It is further agreed that the priorities specified in the preceding sentence are applicable irrespective of the time or order of attachment or perfection of liens and security interests, or the time or order of filing of liens and security interests, or the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests.

SECTION 6. No Commencement of Any Proceeding. Subordinated Creditor agrees that, so long as any of the Senior Indebtedness shall remain unpaid, it will not commence, or join with any creditor other than Agent in commencing, any proceeding referred to in Section 3(a).

SECTION 7. Rights of Subrogation. Subordinated Creditor agrees that no payment or distribution to Agent pursuant to the provisions of this Agreement shall entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full.

SECTION 8. Subordination Legend; Further Assurances. Subordinated Creditor and Debtor will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

         "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Indebtedness (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement effective as of November 25, 1998, by the maker hereof and payee named herein in favor of the Agent referred to in such Subordination Agreement."

Subordinated Creditor and Debtor each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon Agent's reasonable request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Subordinated Creditor and Debtor each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable,

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or that Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder.

SECTION 9. No Change in or Disposition of Subordinated Debt. Subordinated Creditor shall not: (a) Cancel or otherwise discharge any of the Subordinated Debt or subordinate any of the Subordinated Debt to any indebtedness of Debtor other than the Senior Indebtedness; (b) Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt (and any attempted action in violation of this paragraph (b) shall be void); or (c) Permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of the Agent.

SECTION 10. Agreement by the Debtor. Debtor agrees that it will not make any payment of any of the Subordinated Debt, nor take any other action, in contravention of the provisions of this Agreement.

SECTION 11. Senior Indebtedness Hereunder Not Affected. All rights and interests of Agent and the Banks, and all agreements and obligations of Subordinated Creditor and Debtor under this Agreement, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of all or any portion of this Agreement; (ii) any change in the amount of interest rate accruing on, time, manner or place of payment of, or in any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of any consent to departure from any of the Loan Documents, including, without limitation, changes in the terms of disbursement of the proceeds of the Loans or repayment thereof, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Banks in their discretion; (iii) any exchange, release or non-perfection of any collateral or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness; or (iv) any other circumstance in respect of this Agreement which might otherwise constitute a defense available to, or a discharge of, Debtor or any guarantor of or in respect of the Senior Indebtedness or the Subordinated Creditor.

SECTION 12. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

SECTION 13. Waivers. Subordinated Creditor hereby waives promptness, diligence, notice of acceptance, notice of intention to accelerate, notice of acceleration and any other notice with respect to any of the Senior Indebtedness and this Agreement and any requirement that Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Debtor or any other person or entity or any collateral. Subordinated Creditor waives any right or benefit of any notice of any action, event or circumstance relating to the Senior Indebtedness, including but not limited to the incurrence, modification, default, exercise of remedies, compromise or release of or with respect to Senior Indebtedness.

SECTION 14. Representations and Warranties. (a) Debtor hereby represents and warrants as follows: (i) the Subordinated Debt now outstanding (true and complete copies of any instruments evidencing which having been furnished to the Agent) has been duly authorized by Debtor, has not been amended or otherwise modified and constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms; (ii) there exists no default in respect of any such Subordinated Debt; (iii) Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and Debtor has all requisite corporate power and authority to execute, deliver and perform this Agreement; and (iv) The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary corporate action and do not and will not contravene its articles, charter or bylaws; and
(b) Subordinated Creditor hereby represents and warrants as follows: (i) Subordinated Creditor owns the Subordinated Debt now outstanding free and clear of any lien, security interest, charge or encumbrance or any rights of others;
(ii) The execution, delivery and performance by Subordinated Creditor of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Subordinated Creditor or any of its properties,


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and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties; (iii) This Agreement is a legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles; and (iv) There exists no default in respect of any Subordinated Debt.

SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Subordinated Creditor or Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 16. Expenses. DEBTOR AGREES TO pay, upon demand, to Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Agent may incur in connection with the exercise or enforcement of any of the rights or interests of the holders of Senior Indebtedness hereunder.

SECTION 17. Addresses for Notices. All communications from any party to any other shall be in writing (including telegraphic and telecopy communication). Communications to any party shall be delivered to another party by certified or registered mail, return receipt requested, or sent by private overnight courier or telegraphed, or telecopied, addressed to it at the address of such party specified next to its signature in this Agreement. Any party may designate a different address for receipt of communications by written notice to the other parties. All communications shall be effective when received and if receipt is refused, either three (3) business days after deposit in the mail or the date of attempted delivery as confirmed by private courier service, telegraph company or telecopy operator.

SECTION 18. No Waiver, Remedies. No failure on the part of Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 19. Continuing Agreement; Transfer of Notes. All warranties, representations and covenants made by Subordinated Creditor or Debtor herein or in any certificate or other instrument delivered by it or on its behalf shall be considered to have been relied upon by Agent and shall survive execution and delivery of the Loan Documents regardless of any investigation by or on behalf of any thereof. This Agreement is a continuing agreement and shall:(i) remain in full force and effect until the Senior Indebtedness shall have been paid in full; (ii) be binding upon Subordinated Creditor, Debtor and its successors and assigns and any subsequent holder of Subordinated Debt; and (iii) inure to the benefit of and be enforceable by Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer its Note or any other evidence of any Senior Indebtedness held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise.

SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

SECTION 21. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

SECTION 22. Section Headings. Headings are for convenience only and shall be given no substantive meaning or significance in construing this Agreement.


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SECTION 23. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING
BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Debtor and Subordinated Creditor have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

SUBORDINATED CREDITOR

KEYSPAN ENERGY CORP.

By:        /s/ Robert R. Wieczorek
   -----------------------------------------------
Name:      Robert R. Wieczorek
Title:     Vice President, Secretary and Treasurer
Address:   One MetroTech Center
           Brooklyn, New York 11201-3850
DEBTOR

THE HOUSTON EXPLORATION COMPANY

By:        /s/ Thomas W. Powers
    -----------------------------------------------
           Thomas W. Powers, Senior Vice President
Address:   1100 Louisiana, Suite 2000
           Houston, Texas  77002

AGENT

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By:        /s/ Paul J. Nidoh,
    -----------------------------------------------
           Paul J. Nidoh, Vice President
Address:   712 Main Street,
           Houston, Texas  77002






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